Exhibit 10.29
SECOND AMENDMENT TO INDUSTRIAL LEASE AGREEMENT
This Second Amendment dated April 7, 2005, to that certain Lease dated December 2001 by and between Balch LLC, a California Limited Liability Company (“Lessor”) and Veraz Networks, Inc., a Delaware Corporation (“Lessee”), formerly known as NexVerse Networks, Inc., a Delaware Corporation.
RECITALS
WHEREAS, Lessee leases a 24,747 ± square foot portion of a 46,430 ± square foot building known as 926 Rock Avenue, San Jose, CA, as shown on Exhibit A, attached hereto and made a part hereof.
WHEREAS, the original term of this Lease commenced on November 19, 2001, and ended on April 30, 2004. The Lease was extended by the First Amendment dated January 18, 2004 for eight months beginning on March 1, 2004 and ending on October 31, 2005. Tenant now wishes to extend the Lease term for three (3) years beginning on November 1, 2005 and ending on October 31, 2008.
NOW THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS
1.	The term of this Lease for 926 Rock Avenue shall be extended commencing November 1, 2005 and expiring on October 31, 2008.

2.	Effective November 1, 2005, the monthly rent shall be as follows:

November 1, 2005 – October 31, 2006 $17,075.43 per month ($0.69 sq. ft.) NNN.
November 1, 2006 – October 31, 2007 $17,817.84 per month ($0.72 sq. ft.) NNN.
November 1, 2007 – October 31, 2008 $18,560.25 per month ($0.75 sq. ft.) NNN.

3.	The current Security Deposit held by Balch LLC is $17,075.43. The Security Deposit shall be increased to $18,560.25; the difference of $1,484.82 shall be paid to the Lessor on or before November 1, 2005.

4.	Lessor has assigned ninety-eight (98)-parking stalls to the Lessee as shown on Exhibit B, attached hereto and made a part hereof.

5.	This Agreement is contingent upon the property Lender’s approval of the terms and conditions herein.
Except as stated above, all other terms and conditions of the Lease shall remain in full force and effect.

Mutually Accepted:

	LESSOR:	LESSEE:

	BALCH LLC	VERAZ NETWORKS, INC.

BY:	/s/ Jack W. Balch	By:	/s/ Allen Morton
	Jack W. Balch		Allen Morton

	Title: Managing Member	Title: CFO

	Date: 4/18/05	By:	/s/ Doug Sabella

Doug Sabella

	30960 Huntwood Avenue	Title: CEO, President
(510) 429-9400

Date: 4/14/05

Exhibit A
(graphics)
Exhibit B
(graphics)